ULTRA SERIES FUND

Supplement dated May 14, 2012 to the Prospectus

This Supplement dated May 14, 2012 amends the Prospectus of Ultra Series Fund dated May 1, 2012.  Please keep this Supplement with your records.

Equity Income Fund

On May 11, 2012, the Board of Trustees of the Equity Income Fund (the “Fund”), which is a series of the Ultra Series Fund (the “Trust”), determined that it is in the best interest of the Fund and its shareholders to close and liquidate the Fund.  Accordingly, the Board authorized the Trust to enter into a plan of liquidation (the “Plan”) on behalf of the Fund to accomplish this goal. It is anticipated that all outstanding shares of the Fund will be redeemed and the Fund will discontinue operations on or about July 31, 2012 pursuant to the Plan.  Any shareholder remaining in the Fund on this date will receive a liquidation distribution equal to the shareholder’s proportionate interest in the remaining net assets of the Fund. Until such date, the Fund’s shares will continue to be offered for purchase and redemption.

As part of the planned liquidation, the portfolio managers of the Fund will attempt to liquidate the Fund’s assets in an orderly manner commencing as early as July 23, 2012.  As a result, the Fund’s normal exposure to equity investments will be reduced after this date, and eventually eliminated, and shareholders should not expect the Fund to achieve its stated investment objectives.

If you have any questions regarding the closing of the Fund as it relates to your variable annuity contract, please contact CMFG Life Insurance Company at 1-800-798-5500.